Exhibit 4.7

AIG PROGRAM FUNDING, INC.
Issuer
AND
AMERICAN INTERNATIONAL GROUP, INC.
Guarantor
TO
THE BANK OF NEW YORK
Trustee

Warrant Indenture
                Dated as of ___________

AIG Program Funding[, Inc.]
Certain Sections of this Indenture relating to Sections 310 through 318, inclusive, of the Trust Indenture Act of 1939:

Trust Indenture
Act Section	Indenture Section
§ 310(a)(1)	609
(a)(2)	609
(a)(3)	Not Applicable
(a)(4)	Not Applicable
(b)	608
610
§ 311(a)	613
(b)	613
§ 312(a)	701
702
(b)	702
(c)	702
§ 313(a)	703
(b)	703
(c)	703
(d)	703
§ 314(a)	704
(a)(4)	101
1004
(b)	Not Applicable
(c)(1)	102
(c)(2)	102
(c)(3)	Not Applicable
(d)	Not Applicable
(e)	102
§ 315(a)	601
(b)	602
(c)	601
(d)	601
(e)	513
§ 316(a)	101
(a)(1)(A)	511
(a)(1)(B)	512
(a)(2)	Not Applicable
(b)	507
(c)	104
§ 317(a)(1)	502
(a)(2)	503
(b)	1003
§ 318(a)	107

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

i

Section 1006. Waiver of Certain Covenants	70

ARTICLE ELEVEN REDEMPTION OF SECURITIES	71

Section 1101. Applicability of Article	71
Section 1102. Election to Redeem; Notice to Trustee	71
Section 1103. Selection by Trustee of Securities to Be Redeemed	72
Section 1104. Notice of Redemption	72
Section 1105. Deposit of Redemption Price	73
Section 1106. Securities Payable on Redemption Date	74
Section 1107. Securities Redeemed in Part	74

ARTICLE TWELVE	74

GUARANTEE OF SECURITIES	74

Section 1201. Guarantee	74
Section 1202. Execution of Guarantee	76

     WARRANT INDENTURE, dated as of _________, 2007, among AIG Program Funding, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company”), having its principal office at 70 Pine Street, New York, New York 10270, American International Group, Inc., a corporation duly incorporated and existing under the laws of the State of Delaware (herein called the “Guarantor”), having its principal office at 70 Pine Street, New York, New York 10270, and The Bank of New York, a New York banking corporation, as Trustee (herein called the “Trustee”).
Recitals of the Company
     The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its Universal Warrants, as hereinafter defined (herein sometimes called the “Securities”), to be issued in one or more series as in this Indenture provided.
     All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.
Recitals of the Guarantor
     The Guarantor has duly authorized the execution and delivery of this Indenture to provide for the Guarantee of the Securities provided for herein.
     All things necessary to make this Indenture a valid agreement of the Guarantor, in accordance with its terms, have been done.
     NOW, THEREFORE, THIS INDENTURE WITNESSETH:
     For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the benefit of all Holders of the Securities, as follows:
ARTICLE ONE
Definitions and Other Provisions
of General Application
Section 101. Definitions.
     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

     (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;
     (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;
     (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term “generally accepted accounting principles” with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation;
     (4) unless the context otherwise requires, any reference to an “Article” or a “Section” refers to an Article or a Section, as the case may be, of this Indenture;
     (5) the words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and
     (6) when used with respect to any Security, the words “exercise” and “exercised” are intended to refer to the right of the Holder or the Company to exercise such Security and to receive in exchange money or Warrant Property in accordance with such terms as may hereafter be specified for such Security as contemplated by Section 301, and these words are not intended to refer to any right of the Holder or the Company to exchange such Security for other Securities of the same series and like tenor pursuant to Section 304, 305, 306, 906, 1107 or another similar provision of this Indenture, unless the context otherwise requires; and references herein to the terms of any Security that may be exercised mean such terms as may be specified for such Security as contemplated in Section 301.
     “Act”, when used with respect to any Holder, has the meaning specified in Section 104.
     “Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

     “Applicable Procedures” of a Depositary means, with respect to any matter at any time, the policies and procedures of such Depositary, if any, that are applicable to such matter at such time.
     “Authorized Officer” means any person (whether designated by name or the persons for the time being holding a designated office) appointed by or pursuant to a Board Resolution for the purpose, or a particular purpose, of this Indenture, provided that written notice of such appointment shall have been given to the Trustee.
     “Board of Directors” means the board of directors of the Company or the Guarantor, as the context requires, or any duly authorized committee of that board.
     “Board Resolution” means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company or Guarantor to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.
     “Business Day” when used with respect to any Place of Payment, means, unless otherwise specified as contemplated by Section 301, each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law or executive order to close.
     “Calculation Agent” has the meaning specified in Section 309.
     “Call Warrants” has the meaning specified in Section 301(5).
     “Commission” means the Securities and Exchange Commission, from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.
     “Company” means the Person named as the “Company” in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Company” shall mean such successor Person.
     “Company Request” or “Company Order” means a written request or order signed in the name of the Company by its President, its Chief Financial Officer, its Chief Operating Officer or a Vice President or any executive officer (or any Person designated by one of them in writing as authorized to execute and deliver Company Requests and Company Orders), and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary (or any Person designated by one of them in writing as authorized to execute and deliver Company Requests and Company Orders), and delivered to the Trustee.

     “Corporate Trust Office” means the principal office of the Trustee in New York, New York at which at any particular time its corporate trust business shall be administered.
     “corporation” means a corporation, association, company, limited liability company, joint stock company or business trust.
     “Depositary” means, with respect to Securities of any series issuable in whole or in part in the form of one or more Global Securities, any Person that is designated to act as Depositary for such Securities as contemplated by Section 301.
     “Event of Default” has the meaning specified in Section 501.
     “Exchange Act” means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time.
     “Expiration Date”, when used with respect to Securities of any series, means the date on which the right to exercise the Securities of such series shall expire.
     “Final Date” has the meaning specified in Section 104.
     “Global Security” means a Security that evidences all or part of the Securities of any series and bears the legend set forth in Section 206 (or such legend as may be specified as contemplated by Section 301 for such Securities).
     “Guarantee” means a guarantee by the Guarantor on the terms set forth in Article Fourteen.
     “Holder” means a Person in whose name a Security is registered in the Security Register.
     “Indenture” means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term “Indenture” shall also include the terms of particular series of Securities established as contemplated by Section 301.
     “Notice of Default” means a written notice of the kind specified in Section 501(2).
     “Officers’ Certificate” means a certificate signed by the President, the Chief Financial Officer, the Chief Operating Officer or a Vice President or any executive officer, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company or the Guarantor, as

applicable, in each case delivered to the Trustee. One of the officers signing an Officers’ Certificate given pursuant to Section 1004 shall be the principal executive, financial or accounting officer of the Company or the Guarantor, as applicable.
     “Opinion of Counsel” means a written opinion of counsel, who may be counsel for the Company, and who shall be acceptable to the Trustee.
     “Outstanding”, when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:
     (1) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;
     (2) Securities for whose payment, redemption, or settlement money or Warrant Property in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;
     (3) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;
     (4) Securities as to which any money or Warrant Property payable or deliverable upon exercise thereof has been paid or delivered (or such payment or delivery has been duly provided for), or as to which any other particular conditions have been satisfied, in each case as may be provided for such Securities as contemplated in Section 301;
provided, however, that in determining whether the Holders of the requisite number of Outstanding Securities have given, made or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder as of any date, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Securities which a Responsible Officer of the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.
     “Paying Agent” means any Person authorized by the Company to pay or deliver any money or Warrant Property payable or deliverable on behalf of the Company upon exercise, redemption or settlement of such Securities and includes any warrant agent appointed by the Company with respect to such series.
     “Payment or Settlement Date”, when used with respect to any Security, means the date when any money or Warrant Property with respect to such Security becomes payable or deliverable upon exercise, redemption or settlement of such Security in accordance with its terms.
     “Person” means any individual, corporation, partnership, joint venture, unincorporated organization or government or any agency or political subdivision thereof.
     “Place of Payment”, when used with respect to the Securities of any series and subject to Section 1002, means the place or places where any money or Warrant Property payable or deliverable upon exercise or redemption of such Securities is payable or deliverable as specified, as contemplated by Section 301.
     “Put Warrants” has the meaning specified in Section 301(5).
     “Redemption Date”, when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.
     “Redemption Price”, when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.
     “Responsible Officer”, when used with respect to the Trustee, means any vice president, any assistant vice president, any senior trust officer or assistant trust officer, any trust officer, or any other officer associated with the corporate trust department of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such person’s knowledge of and familiarity with the particular subject.

     “Securities” has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.
     “Security Register” and “Security Registrar” have the respective meanings specified in Section 305.
     “Subsidiary” means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, “voting stock” means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.
     “Trust Indenture Act” means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, “Trust Indenture Act” means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.
     “Trustee” means the Person named as the “Trustee” in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Trustee” shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, “Trustee” as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.
     “Universal Warrants” means warrants, issued by the Company and authenticated and delivered under this Indenture, to purchase or sell, or whose cash value is determined by reference to or is linked to the performance, level or value of, one or more of the following: (i) securities of one or more issuers, including the common or preferred stock or other securities of the Company or debt or equity securities of third parties, (ii) one or more currencies, (iii) one or more commodities, (iv) any other financial, economic or other measure or instrument (including the occurrence or non-occurrence of any event or circumstance) and/or (v) one or more indices or baskets of the items described in clauses (i), (ii), (iii) and (iv).
     “Vice President”, when used with respect to the Company, the Guarantor or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title “vice president”.
     “Warrant Property”, when used with respect to a Security, means the property described in clauses (i), (ii), (iii) and (iv) of the definition of Universal Warrants.

Section 102. Compliance Certificates and Opinions.
     Upon any application or request by the Company or the Guarantor to the Trustee to take any action under any provision of this Indenture, the Company or the Guarantor, as the case may be, shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers’ Certificate, if to be given by an officer of the Company or the Guarantor, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.
     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (except for certificates provided for in Section 1004) shall include,
     (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;
     (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;
     (3) a statement that, in the opinion of each such individual, such individual has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and
     (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.
Section 103. Form of Documents Delivered to Trustee.
     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.
     Any certificate or opinion of an officer of the Company or the Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company or the Guarantor stating that the information with respect to such factual matters is in the possession of the Company or the Guarantor, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.
     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.
Section 104. Acts of Holders; Record Dates.
     Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company or the Guarantor or both. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company and the Guarantor, if made in the manner provided in this Section.
     The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.
     The ownership of Securities shall be proved by the Security Register.

     Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.
     The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities of such series, provided that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Final Date by Holders of the requisite number of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite number of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Final Date to be given to the Trustee in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 106.
     The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to join in the giving or making of (i) any Notice of Default, (ii) any request to institute proceedings referred to in Section 506(2) or (iii) any direction referred to in Section 511, in each case with respect to Securities of such series. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of such series on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Final Date by Holders of the requisite number of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite number of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company’s expense, shall cause notice of such record date, the proposed action by Holders and the applicable Final Date to be given to the Company in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 106.
     With respect to any record date set pursuant to this Section, the party hereto which sets such record dates may designate any day as the “Final Date” and from time to time may change the Final Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Final Date is given to the other party hereto in writing, and to each Holder of Securities of the relevant series in the manner set forth in Section 106, on or prior to the existing Final Date. If a Final Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Final Date with respect thereto, subject to its right to change the Final Date as provided in this paragraph.
     Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Securities may do so with regard to all or any lesser number of such Securities or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any lesser number of such Securities.
Section 105. Notices, Etc., to Trustee and Company and the Guarantor.
     Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,
     (1) the Trustee by any Holder or by the Company or the Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or
     (2) the Company or the Guarantor by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company or the Guarantor, as the case may be, addressed to it at the address of its principal office specified in the first paragraph of this instrument, Attention Secretary, or at any other address previously furnished in writing to the Trustee by the Company or the Guarantor, as the case may be.

Section 106. Notice to Holders; Waiver.
     Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his or her address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.
     In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.
Section 107. Conflict with Trust Indenture Act.
     If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act which is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.
Section 108. Effect of Headings and Table of Contents.
     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.
Section 109. Successors and Assigns.
     All covenants and agreements in this Indenture by the Company or the Guarantor shall bind its respective successors and assigns, whether so expressed or not.

Section 110. Separability Clause.
     In case any provision in this Indenture or in the Securities or the Guarantee shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
Section 111. Benefits of Indenture.
     Nothing in this Indenture or in the Securities or the Guarantee, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.
Section 112. Characterization of Universal Warrants
     By executing this Indenture, the Company intends that the characterization, for accounting and other purposes, of the Universal Warrants, whether as indebtedness or debt for borrowed money or as any other type of obligation which is not indebtedness or debt for borrowed money, shall not be affected by the fact that the Universal Warrants have been issued under an indenture, as opposed to any other instrument, or as a result of any of the terms and definitions used hereunder with respect to Universal Warrants.
Section 113. Governing Law.
     This Indenture, the Securities and the Guarantee shall be governed by, and construed in accordance with, the law of the State of New York.
Section 114. Legal Holidays.
     In any case where the Payment or Settlement Date, or Redemption Date of any Security or any date on which a Holder of any Security has the right to exercise such Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities (other than a provision of any Security which specifically states that such provision shall apply in lieu of this Section)) payment or delivery of any money or Warrant Property payable or deliverable with respect to such Security or exercise of such Security need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Payment or Settlement Date or Redemption Date or on the date for exercise, as the case may be. No interest shall accrue on any money or Warrant Property during any such delay in payment.

ARTICLE TWO
Security Forms
Section 201. Forms Generally.
     The Securities of each series shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or Depositary therefor or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution thereof. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities. If all of the Securities of any series established by action taken pursuant to a Board Resolution are not to be issued at one time, it shall not be necessary to deliver a record of such action at the time of issuance of each Security of such series, but an appropriate record of such action shall be delivered at or before the time of issuance of the first Security of such series.
     The securities of each series shall bear the Guarantee in substantially the form set forth in Section 208, or in such other form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture.
     The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.
Section 202. Form of Face of Call Warrant.
     [Insert any legend required by the Internal Revenue Code and the regulations thereunder.]

AIG PROGRAM FUNDING[, INC.]
[Insert title of Securities]
CUSIP No ______
No. ______
NUMBER OF WARRANTS EVIDENCED BY THIS CERTIFICATE: [If Warrant is a Global Security, insert— UP TO] ______
[CASH SETTLEMENT VALUE PER WARRANT
(OR METHOD OF DETERMINING SAME):](1)
[WARRANT PROPERTY: ](2)
[AMOUNT OF WARRANT PROPERTY
PURCHASABLE PER WARRANT:](2)
CALL PRICE PER WARRANT:
[FORM OF PAYMENT OF
CALL PRICE: ] (1)
FORM OF SETTLEMENT:
DATES OF EXERCISE:
OTHER TERMS:

(1)	Applies if the terms of the Warrants contemplate that the holder may receive the Cash Settlement Value.

(2)	Applies if the terms of the Warrants contemplate that the holder may receive Warrant Property.
     This certificate certifies that _________, or registered assigns, is the Holder of the number of [Designation of Universal Warrants][If Warrant is not a Global Security, insert — specified above] [If Warrant is a Global Security, insert — specified on Schedule A hereto] (herein called the “Warrants”). Upon receipt by the Trustee of this certificate, the exercise notice on the reverse hereof (or an exercise notice in substantially identical form delivered herewith) (the “Exercise Notice”), duly completed, executed and delivered on a Date of Exercise specified above and the Call Price per Warrant set forth above, in the form set forth above, for each Warrant to be exercised at the Place of Payment, each

Warrant evidenced hereby entitles the Holder hereof to receive, subject to the terms and conditions set forth herein and in the Indenture referred to below, from AIG Program Funding[, Inc.], [a corporation duly organized and existing under the laws of the State of Delaware] (herein called the “Company”, which term includes any successor Person under the Indenture), [If the terms of the Warrants contemplate that the holder may receive Warrant Property, insert — the amount and form of property (the “Warrant Property”)] [If the terms of the Warrants contemplate that the holder may receive the Cash Settlement Value, insert — the Cash Settlement Value specified above.] [If the terms of the Warrants contemplate that the holder may receive Warrant Property, insert — Until duly and properly exercised, Warrants will not entitle the Holders thereof to any of the rights of the holders of any of the Warrant Property.]
     Any payments of money due on this Warrant will be made at the office or agency maintained for that purpose in New York, New York, in such coin or currency of the United States of America as is legal tender for payment of public or private debts, against surrender of this Warrant in the case of any payment due on the Payment or Settlement Date; provided that if this Warrant is a Global Security, payment may be made pursuant to the Applicable Procedures of the Depositary as permitted in said Indenture.
     Reference is hereby made to the further provisions of this Warrant set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Warrant shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.
Dated:

AIG PROGRAM FUNDING[, INC.]
By

Attest:
Section 203. Form of Reverse of Call Warrant.
     This Warrant is one of a duly authorized issue of securities of the Company, issued and to be issued in one or more series under the Warrant Indenture, dated as of _________ (herein called the “Indenture”, which term shall have the meaning assigned to it in such instrument), anong the Company,

American International Group, Inc. (the “Guarantor”) and The Bank of New York, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [if applicable, insert — , limited in number to _________ Warrants].
     [If applicable, insert— The Warrants of this series are subject to redemption upon not less than _________ days’ nor more than _________ days’ notice, at any time [if applicable, insert — on or after, 20_________], as a whole [or in part], at the election of the Company, at the following redemption prices: _________]
     [If the Warrant is subject to partial redemption of any kind, insert — In the event of redemption of this Warrant in part only, a new Warrant or Warrants of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]
     The Warrants are unsecured contractual obligations of the Company and rank pari passu with the Company’s other unsecured contractual obligations and with the Company’s unsecured and unsubordinated debt.
     Subject to the provisions hereof and the Indenture, all or any of the Warrants evidenced by this certificate may be exercised on any of the dates of exercise set forth on the face hereof by delivering or causing to be delivered this Warrant (in accordance with the Applicable Procedures of the Depositary, if this Security is a Global Security), the Exercise Notice, duly completed and executed and the Call Price, in the form set forth on the face hereof, for each such Warrant] to the Corporate Trust Office, in the Borough of Manhattan, The City of New York, which is, on the date hereof (unless otherwise specified herein), The Bank of New York, 101 Barclay Street, New York, New York 10286, Attention: Tender Department, or at such other address as the Trustee may specify from time to time, with a copy of the Exercise Notice, duly completed and executed, to the Calculation Agent, _________, Attention:
     Each Warrant entitles the Holder thereof to receive, upon exercise, [If the terms of the Warrants contemplate that the holder may receive the Cash Settlement Value, insert — the Cash Settlement Value] [If the terms of the Warrants contemplate that the holder may receive Warrant Property, insert — — the Warrant Property] set forth on the face hereof.
     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company, the rights and obligations of the Guarantor and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company, the Guarantor and the Trustee with the consent of the Holders of a majority in number of the Warrants at the time Outstanding of each series to be affected; provided, however, that if any provisions to be changed or eliminated shall affect fewer than all the Outstanding Warrants under the Indenture or under a particular series under this Indenture, then, to the extent not inconsistent with the Trust Indenture Act, any such consent may be given by Holders of not less than a majority in number of the Outstanding Warrants under such series affected by such change or elimination.
     The Indenture also contains provisions permitting the Holders of specified percentages in number of the Warrants of each series at the time Outstanding, on behalf of the Holders of all Warrants of such series, to waive compliance by the Company or the Guarantor with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences; provided, however, that if such provisions and defaults and their consequences affect fewer than all the Outstanding Warrants of a series, then to the extent not inconsistent with the Trust Indenture Act, any waiver of compliance with such provisions and defaults and their consequences may be given by the Holders of specified percentages of the Outstanding Warrants of such series affected by such provisions and defaults and their consequences on behalf of the Holders of all the affected Warrants of such series. Any such consent or waiver by the Holder of this Warrant shall be conclusive and binding upon such Holder and upon all future Holders of this Warrant and of any Warrants issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Warrant.
     No reference herein to the Indenture and no provision of this Warrant or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay or deliver the [If the terms of the Warrants contemplate that the holder may receive the Cash Settlement Value, insert — Cash Settlement Value] [If the terms of the Warrants contemplate that the holder may receive Warrant Property, insert — Warrant Property] when due with respect to this Warrant at the time and place herein prescribed.
     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Warrant is registrable in the Security Register, upon surrender of this Warrant for registration of transfer at the office or agency of the Company in any Place of Payment with respect to this Warrant, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Warrants of this series and of like tenor, of authorized denominations and for the same number of Warrants, will be issued to the designated transferee or transferees.

     The Warrants of this series are issuable only in registered form in denominations of ___ Warrants and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Warrants of this series are exchangeable for a like number of Warrants of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.
     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
     Prior to due presentment of this Warrant for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Warrant is registered as the owner hereof for all purposes, whether or not any payment or delivery of the [If the terms of the Warrants contemplate that the holder may receive the Cash Settlement Value, insert — Cash Settlement Value] [If the terms of the Warrants contemplate that the holder may receive Warrant Property, insert — Warrant Property] with respect to this Warrant be overdue, and none of the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
     [If Warrant is a Global Security, insert — This Warrant is a Global Security and is subject to the provisions of the Indenture relating to Global Securities, including the limitations in Section 305 thereof on transfers and exchanges of Global Securities.]
     This Warrant and the Indenture shall be governed by, and construed in accordance with, the laws of the State of New York.
     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.
[Designation of Universal Warrants]
Exercise Notice
The Bank of New York
101 Barclay Street,
Corporate Trust Administration
New York, New York 10286
Attn:

with a copy to:
[Insert name and address of Calculation Agent]

Attn:	Tel.:
Tel.:
Fax:

	Re:	Call Warrants on _________ expiring _________, 20______, issued by AIG Program Funding[, Inc.] and described in the prospectus supplement dated _________ to the prospectus dated _________, 2004
Ladies and Gentlemen:
     The undersigned is, or is acting on behalf of, the beneficial owner of such number of the Warrants referenced above as is specified at the end of this Exercise Notice. The undersigned hereby irrevocably elects to exercise such number of Warrants. The exercise is to be effective on the Business Day on which the Trustee has received this Exercise Notice, together with all other items required to be delivered on exercise, and the Calculation Agent has received a copy of this Exercise Notice, unless all required items have not been received by 11:00 A.M., New York City time, on that Business Day, in which case the exercise will be effective as of the next Business Day. We understand, however, that no exercise shall be effective unless it is effective, as provided above, no later than the Business Day before the Expiration Date. The effective date will be the exercise notice date.
     If the Warrants to be exercised are in global form, the undersigned is delivering this Exercise Notice to the Trustee and to the Calculation Agent, in each case by facsimile transmission to the relevant number stated above, or such other number as the Trustee or Calculation Agent may have designated for this purpose to the Holder. [If applicable, insert — In addition, the cash amount equal to the Call Price per Warrant times the number of Warrants indicated below] [If applicable, insert — In addition, the beneficial interest in the number of Warrants indicated below are being transferred on the books of the Depositary to an account of the Trustee at the Depositary.]
     If the Warrants to be exercised are not in global form, the undersigned or the beneficial owner is the Holder of the Warrants and is delivering this Exercise Notice to the Trustee and to the Calculation Agent by facsimile transmission as described above. In addition, [If applicable, insert — the cash amount equal to the Call Price per Warrant times the number of Warrants indicated below and] the certificate representing the Warrant [is] [are] being delivered to the Trustee.

     If the undersigned is not the beneficial owner of the Warrant to be exercised, the undersigned hereby represents that it has been duly authorized by the beneficial owner to act on behalf of the beneficial owner.
     Terms used and not defined in this notice have the meanings given to them in the Warrant or the Indenture specified in the Warrant. The exercise of the Warrant will be governed by the terms of the Warrant and the Indenture.
     The Calculation Agent should note receipt of the copy of this Exercise Notice, in the place provided below, on the Business Day of receipt, noting the date and time of receipt. The consideration to be delivered or paid in the requested exercise should be made on the [fifth] Business Day after the exercise notice date in accordance with the terms of the warrant.
Number of Warrants to be exercised:
(must be a number greater than or equal to)
Form of Settlement:
Very truly yours,
(Name of beneficial owner or Person
authorized to act on its behalf)
(Title)
(Telephone No.)
(Fax No.)
Receipt of the above Exercise Notice is hereby noted:
, as Calculation Agent

By:
(Title)

Date and time of receipt:
(Date) (Time)

[If Security is a Global Security, insert this Schedule A.]
SCHEDULE A
[Designation of Universal Warrants]
GLOBAL
UNIVERSAL WARRANT
SCHEDULE OF EXCHANGES OR EXERCISES
     The initial number of Universal Warrants represented by this Global Security is _________ (the “Warrants”). In accordance with the Warrant Indenture, dated as of _________, 20 _________, as amended or supplemented, among the Company, the Guarantor and The Bank of New York, as Trustee, [if applicable, insert — and the Unit Agreement, dated as of _________, 20 _________, among the Company, the Guarantor and _________, as Unit Agent], the following [(A) exchanges of [the number of Warrants previously represented hereby and indicated below for a like number of Warrants represented by a Global Security that has been separated from a Unit (a “Warrant”)](1) [the number of Warrants previously represented by a Global Security that is part of a Unit (an “Attached Warrant”) and indicated below for a like number of Warrants represented by this Global Security](2) or (B)] reductions in the number of Warrants represented hereby as a result of the exercise of the number of such Warrants indicated below have been made:

[Reduced
		Number	[Number of Attached	[Increased		Reduced	Notation
Date of		Outstanding	Warrants Exchanged	Number of		Number	Exchanged
[Exchange	[Number	Following	for Warrants	Outstanding	Number of	Outstanding	Made by or for
or] (1)	Exchanged	Such	represented by this	Following Such	Warrants	Following Such	on Behalf of
Exercise	Warrants](1)	Exchange](1)	Global Warrant](2)	Exchange](2)	Exercised	Exercise	Trustee

(1)	Applies only if this Global Security is part of a Unit.

(2)	Applies only if this Global Security has been separated from a Unit.

Section 204. Form of Face of Put Warrant.
     [Insert any legend required by the Internal Revenue Code and the regulations thereunder.]
AIG PROGRAM FUNDING[, INC.]
No. _________ CUSIP No.
NUMBER OF WARRANTS EVIDENCED BY THIS CERTIFICATE: [If Warrant is a Global Security, insert— UP TO]
[CASH SETTLEMENT VALUE PER WARRANT
(OR METHOD OF DETERMINING SAME): ](1)
[WARRANT PROPERTY:](2)
[AMOUNT OF WARRANT PROPERTY DELIVERABLE BY HOLDER UPON EXERCISE PER WARRANT:](2)
PUT PRICE PER WARRANT:
[METHOD OF DELIVERY OF ANY WARRANT PROPERTY TO BE DELIVERED FOR SALE UPON EXERCISE OF WARRANTS: ] (2)
DATES OF EXERCISE:
OTHER TERMS:

(1)	Applies if the terms of the Warrants contemplate that the holder may elect to receive the Cash Settlement Value upon exercise the Warrants.

(2)	Applies if the terms of the Warrants contemplate that the holder may deliver Warrant Property to exercise the Warrants.
     This certificate certifies that _________, or registered assigns, is the Holder of the number of [Designation of Universal Warrants] (herein called the “Warrants”) [If Warrant is not a Global Security, insert — specified above] [If Warrant is a Global Security, insert — specified on Schedule A hereto]. Upon receipt by the Trustee of this certificate, the exercise notice on the reverse hereof (or an exercise notice in substantially identical form delivered herewith) (the “Exercise Notice”), duly completed, executed and delivered on a Date of Exercise specified above [If applicable — and the Warrant Property in the form deliverable, as set forth above], for each Warrant to be exercised, delivered as set forth above at the Place of Payment, each Warrant evidenced hereby entitles the Holder hereof to receive, subject to the terms and conditions set forth herein and in the Indenture referred to below, from AIG Program Funding, [Inc.], a [corporation duly organized and existing under the laws of the State of Delaware] (herein called the “Company”, which term includes any successor Person under the Indenture), [If terms of the Warrants contemplate that the holder may elect to receive the Cash Settlement Value upon exercise the Warrants, insert — the Cash Settlement Value] [If the terms of the Warrants contemplate that the holder may deliver Warrant Property to exercise the Warrants insert — Put Price per Warrant specified above.] [If applicable insert — Unless otherwise indicated above, a Warrant will not require or entitle a Holder thereof to sell or deliver to the Company, nor will the Company be under any obligation to, nor will it, purchase or take delivery from any Holder of any Warrant Property.]
     Upon exercise of a Warrant, the Company will make only a cash payment in the amount of the [Cash Settlement Value] [Put Price] per Warrant. Holders of Warrants will not receive any interest on the [Cash Settlement Value] [Put Price].
     Any payments of money due on this Warrant will be made at the office or agency maintained by the Company for that purpose in New York, New York, in such coin or currency of the United States of America as is legal tender for payment of public or private debts, against surrender of this Warrant in the case of any payment due on the Payment or Settlement Date; provided that if this Warrant is a Global Security, payment may be made pursuant to the Applicable Procedures of the Depositary as permitted in said Indenture.
     Reference is hereby made to the further provisions of this Warrant set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Warrant shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.
Dated:

AIG PROGRAM FUNDING[, INC.]
By:

Attest:
___________________________
Section 205. Form of Reverse of Put Warrant.
     This Security is one of a duly authorized issue of securities of the Company, issued and to be issued in one or more series under the Warrant Indenture, dated as of _________ (herein called the “Indenture”, which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Warrants and of the terms upon which the Warrants are, and are to be, authenticated and delivered. This Warrant is one of the series designated on the face hereof [If applicable, insert — , limited in number to ______ Warrants].
     [If applicable, insert— The Warrants of this series are subject to redemption upon not less than ______ days’ nor more than ______ days’ notice, at any time [If applicable, insert— on or after _________, 20 , as a whole or in part, at the election of the Company, at the following redemption prices: _________]
     [If the Security is subject to partial redemption of any kind, insert — In the event of redemption of this Warrant in part only, a new Warrant or Warrants of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]
     The Warrants are unsecured contractual obligations of the Company and rank pari passu with the Company’s other unsecured contractual obligations and with the Company’s unsecured and unsubordinated debt.
     Subject to the provisions hereof and the Indenture, all or any of the Warrants evidenced by this certificate may be exercised on any of the dates of exercise set forth on the face hereof by delivering or causing to be delivered this Warrant (in accordance with the Applicable Procedures of the Depositary, if this Warrant is a Global Security) the Exercise Notice, duly completed and executed to the Corporate Trust Office, in the Borough of Manhattan, The City of New York, which is, on the date hereof (unless otherwise specified herein), 101 Barclay Street, New York, NY 10286, Attention: Tender Department, or at such other address as the Trustee may specify from time to time, with a copy to the Calculation Agent, Attention: .

     Each Warrant entitles the Holder thereof to receive, upon exercise, the [If the terms of the Warrant contemplate that the holder may elect to receive the Cash Settlement Value, insert — Cash Settlement Value] [If the terms of the Warrants contemplate that the holder may deliver Warrant Property, insert — Put Price] set forth on the face hereof.
     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company, the rights and obligations of American International Group, Inc. (the “Guarantor”), and the rights of the Holders of the Warrants of each series to be affected under the Indenture at any time by the Company, the Guarantor and the Trustee with the consent of the Holders of a majority in number of the Warrants at the time Outstanding of each series to be affected; provided, however, that if any provisions to be changed or eliminated shall affect fewer than all the Outstanding Warrants under the Indenture or under a particular series under this Indenture, then, to the extent not inconsistent with the Trust Indenture Act, any such consent may be given by Holders of not less than a majority in number of the Outstanding Warrants under such series affected by such change or elimination.
     The Indenture also contains provisions permitting the Holders of specified percentages in number of the Warrants of each series at the time Outstanding, on behalf of the Holders of all Warrants of such series, to waive compliance by the Company or the Guarantor with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences; provided, however, that if such provisions and defaults and their consequences affect fewer than all the Outstanding Warrants of a series, then, to the extent not inconsistent with the Trust Indenture Act, any waiver of compliance with such provisions and defaults and their consequences may be given by the Holders of specified percentages of the Outstanding Warrants of such series affected by such provisions and defaults and their consequences on behalf of the Holders of all the affected Warrants of such series. Any such consent or waiver by the Holder of this Warrant shall be conclusive and binding upon such Holder and upon all future Holders of this Warrant and of any Warrant issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Warrant.
     No reference herein to the Indenture and no provision of this Warrant or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay or deliver the money when due with respect to this Warrant at the time and place herein prescribed.
     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Warrant is registrable in the Security Register, upon surrender of this Warrant for registration of transfer at the office or agency of the Company in any Place of Payment with respect to this Warrant, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Warrants of this series and of like tenor, of authorized denominations and for the same number of Warrants, will be issued to the designated transferee or transferees.
     The Warrants of this series are issuable only in registered form in denominations of ______ Warrants and any multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Warrants of this series are exchangeable for a like number of Warrants of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.
     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
     Prior to due presentment of this Warrant for registration of transfer, the Company, the Guarantor, the Trustee, the Calculation Agent and any agent of the Company or the Trustee may treat the Person in whose name this Warrant is registered as the owner hereof for all purposes, whether or not any payment or delivery of money with respect to this Warrant be overdue, and none of the Company, the Guarantor, the Trustee nor any such agent shall be affected by notice to the contrary.
     [If the Warrant is a Global Security, insert — This Warrant is a Global Security and is subject to the provisions of the Indenture relating to Global Securities, including the limitations in Section 305 thereof on transfers and exchanges of Global Securities.]
     This Warrant and the Indenture shall be governed by, and construed in accordance with, the laws of the State of New York.
     All terms used in this Warrant which are defined in the Indenture shall have the meanings assigned to them in the Indenture.
[Designation of Universal Warrants]
Exercise Notice
The Bank of New York
101 Barclay Street
Corporate Trust Administration
New York, New York 10286
Attn:

with a copy to:
[Insert name and address of Calculation Agent.]

Attn:		Tel.:
Tel.:

Fax:

	Re:	Put Warrants on _________ expiring _________, 20 _________, issued by AIG Program Funding, [Inc.] and described in the prospectus supplement dated _________ to the prospectus dated _________, 2004
Ladies and Gentlemen:
     The undersigned is, or is acting on behalf of, the beneficial owner of such number of the Warrants referenced above as is specified at the end of this Exercise Notice. The undersigned hereby irrevocably elects to exercise such number of the Warrants. The exercise is to be effective on the Business Day on which the Trustee has received this Exercise Notice, together with all other items required to be delivered on exercise, and the Calculation Agent has received a copy of this Exercise Notice, unless all required items have not been received by 11:00 A.M., New York City time, on that Business Day, in which case the exercise will be effective as of the next Business Day. We understand, however, that no exercise shall be effective unless it is effective, as provided above, no later than the Business Day before the Expiration Date. The effective date will be the exercise notice date.
     If the Warrants to be exercised are in global form, the undersigned is delivering this Exercise Notice to the Trustee and to the Calculation Agent, in each case by facsimile transmission to the relevant number stated above, or such other number as the Trustee or Calculation Agent may have designated for this purpose to the Holder. In addition, the beneficial interest in the number of Warrants indicated below is being transferred on the books of the Depositary to an account of the Trustee at the Depositary.
     If the Warrants to be exercised are not in global form, the undersigned or the beneficial owner is the Holder of the Warrants and is delivering this Exercise Notice to the Trustee and to the Calculation Agent by facsimile transmission as described above. In addition, the certificate representing the Warrants is being delivered to the Trustee.
     If the undersigned is not the beneficial owner of the Warrant to be exercised, the undersigned hereby represents that it has been duly authorized by the beneficial owner to act on behalf of the beneficial owner.

     Terms used and not defined in this notice have the meanings given to them in the Warrant or the Indenture specified in the Warrant. The exercise of the Warrant will be governed by the terms of the Warrant and the Indenture.
     The Calculation Agent should note receipt of the copy of this Exercise Notice, in the place provided below, on the Business Day of receipt, noting the date and time of receipt. The consideration to be delivered or paid in the requested exercise should be made on the [fifth] Business Day after exercise notice date in accordance with the terms of the warrant.
Number of Warrants to be exercised:
(must be a number greater than or equal to)
Means of Payment: [Cash Settlement Value] [Put Price]:
Very truly yours,
(Name of beneficial owner or Person
authorized to act on its behalf)
(Title)
(Telephone No.)
(Fax No.)
     Receipt of the above exercise notice is hereby noted: _________, as Calculation Agent

By:
(Title)

Date and time of receipt:
(Date)
(Time)
[If Security is a Global Security, insert this Schedule A.]
[Designation of Universal Warrants]

SCHEDULE A
GLOBAL
UNIVERSAL WARRANT
SCHEDULE OF EXCHANGES OR EXERCISES
     The initial number of Universal Warrants represented by this Global Security is _________ (the “Warrants”). In accordance with the Warrant Indenture, dated as of _________, as amended or supplemented, between the Company, American International Group, Inc., as Guarantor, and The Bank of New York, as Trustee, [If applicable, insert — and the Unit Agreement, dated as of _________, 20 ______, between the Company and _________, as Unit Agent], the following [if applicable, insert — (A) exchanges [of the number of Warrants previously represented hereby and indicated below for a like number of Warrants represented by a Global Security that has been separated from a Unit (a “Warrant”)](1) [the number of Warrants previously represented by a Global Security that is part of a Unit (an “Attached Warrant”) and indicated below for a like number of Warrants represented by this Global Security](2) or (B)] reductions in the number of Warrants represented hereby as a result of the exercise of the number of such Warrants indicated below have been made:

[Increased
		[Reduced		Number			Notation
		Number	[Number of Attached	Outstanding		Reduced	Exchanged
Date of		Outstanding	Warrants Exchanged for	Following	Number of	Number	Made by or for
[Exchange	[Number	Following Such	Warrants represented by	Such	Warrants	Following	on Behalf of
or] Exercise	Warrants] (1)	Exchange] (1)	this Global Warrant](2)	Exchange](2)	Exercised	Such Exercise	Trustee

(1)	Applies only if this Global Security is part of a Unit.

(2)	Applies only if this Global Security has been separated from a Unit.
Section 206. Form of Legend for Global Securities.
     Unless otherwise specified as contemplated by Section 301 for the Securities evidenced thereby, every Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:
     THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A

DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.
Section 207. Form of Trustee’s Certificate of Authentication.
     The Trustee’s certificates of authentication shall be in substantially the following form:
     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:	The Bank of New York,
As Trustee
By
Authorized Signatory

Section 208. Form of Guarantee.
GUARANTEE OF AMERICAN INTERNATIONAL GROUP, INC.
     For value received, American International Group, Inc (the “Guarantor”) unconditionally guarantees to the Holder of the Security upon which this Guarantee is endorsed (the “Holder”), the prompt payment when due of all present and future payment obligations of AIG Program Funding, Inc. (the “Company”) to the Holder arising out of the Security upon which this Guarantee is endorsed, including any such payment obligations arising out of judgments entered by a court with respect to such Security (hereinafter, the “Obligations”).
     The Guarantor’s obligations hereunder shall not be affected by the existence, validity, enforceability, perfection or extent of any collateral therefor or by any other circumstance relating to the Obligations that might otherwise constitute a legal or equitable discharge of or defense to the Guarantor not available to the Company. The Guarantor agrees that the Holder may resort to the Guarantor for payment of any of the Obligations whether or not the Holder shall have resorted to any collateral therefor or shall have proceeded against the Company or any other obligor principally or secondarily obligated with respect to any of the Obligations. The Holder shall not be obligated to file any claim relating to the

Obligations in the event that the Company becomes subject to a bankruptcy, reorganization or similar proceeding, and the failure of the Holder to so file shall not affect the Guarantor’s obligations hereunder. In the event that any payment to the Holder in respect of any Obligations is rescinded or must otherwise be returned for any reason whatsoever, the Guarantor shall remain liable hereunder with respect to such Obligations as if such payment had not been made. The Guarantor reserves the right to (a) set-off against any payment owing hereunder any amounts owing by the Holder to the Company and (b) assert defenses which the Company may have to payment of any Obligations other than defenses arising from the bankruptcy or insolvency of the Company and other defenses expressly waived hereby.
     The Guarantor agrees that the Holder may at any time and from time to time, either before or after the maturity thereof, without notice to or further consent of the Guarantor, extend the time of payment of, exchange or surrender any collateral for, or renew any of the Obligations, and may also make any agreement with the Company or with any other party to or person liable on any of the Obligations or interested therein, for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between the Holder and the Company or any such other party or person without in any way impairing or affecting this Guarantee. The Guarantor waives notice of the acceptance of this Guarantee and of the Obligations, presentment, demand for payment, notice of dishonor and protest.
     The Guarantor agrees to pay on demand all fees and out of pocket expenses (including the reasonable fees and expenses of the Holder’s counsel) in any way relating to the enforcement or protection of the rights of the Holder hereunder; provided, that the Guarantor shall not be liable for any expenses of the Holder if no payment under this Guarantee is due.
     Upon payment of any of the Obligations, the Guarantor shall be subrogated to the rights of the Holder against the Company with respect to such Obligations, and the Holder agrees to take at the Guarantor’s expense such steps as the Guarantor may reasonably request to implement such subrogation.
     This Guarantee is absolute and unconditional and shall remain in full force and effect and be binding upon the Guarantor, its successors and assigns until all of the Obligations have been satisfied in full. If any of the present or future Obligations are guaranteed by persons, partnerships or corporations in addition to the Guarantor, the death, release or discharge, in whole or in part, or the bankruptcy, liquidation or dissolution of one or more of them shall not discharge or affect the liabilities of the Guarantor under this Guarantee.
     No failure on the part of the Holder to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the of any right, remedy or power hereunder preclude any other or future exercise of any right, remedy or power. Each and every right, remedy and power hereby granted to the Holder or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by the Holder at any time or from time to time.
     The Guarantor waives notice of the acceptance of this Guarantee, presentment to or demand of payment from anyone whomsoever liable upon any of the Obligations, notice of dishonor, protest, notice of any sale of collateral security and all other notices whatsoever.
     This Guarantee is issued subject to the provisions of the Indenture, dated ___, 2007 among AIG Program Funding[, Inc.], American International Group, Inc. and The Bank of New York, as Trustee, and each Holder, by accepting the Security upon which this Guarantee is endorsed, agrees to and shall be bound by such provisions.
     This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Security upon which this Guarantee is endorsed shall have been executed by the Trustee under the Indenture by manual signature.
     This Guarantee shall be governed by, and construed in accordance with, the law of the State of New York.
     IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be duly executed.

AMERICAN INTERNATIONAL GROUP, INC.
By

By

Section 209. Form of Trustee’s Certificate of Authentication.
     The Trustee’s certificates of authentication shall be in substantially the following form:
     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.
The Bank of New York,
As Trustee

By
Authorized Officer

ARTICLE THREE
The Securities
Section 301. Amount Unlimited; Issuable in Series.
     The aggregate number of Securities which may be authenticated and delivered under this Indenture is unlimited.
     The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution and, subject to Section 303, set forth, or determined in the manner provided, in an Officers’ Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,
     (1) the title of the Securities of the series (which shall distinguish the Securities of the series from Securities of any other series);
     (2) any limit upon the aggregate number of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906, or 1107 and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);
     (3) the money payable or receivable or specific Warrant Property purchasable or deliverable by or on behalf of the Holder upon exercise of the Securities of the series, and the amount thereof (or the method for determining the same);
     (4) the price at which the Securities of the series will be issued and, if other than U.S. dollars, the coin or currency or composite currency in which such issue price will be payable;
     (5) whether the Securities of the series are warrants that grant the Holder of the warrant the right to purchase the Warrant Property (including warrants that may be settled by means of net cash settlement or cashless exercise) (“Call Warrants”), warrants that grant the Holder of the warrant the right to sell the Warrant Property (including warrants that may be settled by means of net cash settlement or cashless exercise) (“Put Warrants”) or any other type of warrants;
     (6) the price at which and, if other than U.S. Dollars, the coin or currency or composite currency with which the Warrant Property may be purchased or sold by or on behalf of the Holder upon exercise of the Securities of the series (or the method for determining the same);
     (7) the period or periods within which, the price or prices at which and the terms and conditions upon which (including the notice period, if different from the notice period set forth in Section 1104) any Securities of the series may be redeemed, in whole or in part, at the option of the Company and, if other than by a Board Resolution, the manner in which any election by the Company to redeem the Securities shall be evidenced;
     (8) whether the exercise price for the Securities of the series may be paid in cash or by cashless exercise effected by the exchange of any such Securities or other securities of the Company, or both, or otherwise, whether such exercise price may be netted against any money or Warrant Property payable or deliverable by the Company with respect to such Securities and the method of exercise of such Securities;
     (9) if the Securities of the series are Call Warrants, whether the exercise of such Securities is to be settled by payment in cash or delivery of the Warrant Property by the Company or both or otherwise, and whether the election of such form of settlement is to be at the option of the Holder of the Company;
     (10) if the Securities of the series are Put Warrants, whether the exercise of such Securities is to be settled by payment in cash or delivery of the Warrant Property by the Holder or both, or otherwise, and whether the election of such form of settlement is to be at the option of the Holder or of the Company;
     (11) the date on which the right to exercise the Securities of the series shall commence and the Expiration Date of the series or, if the Securities of the series are not continuously exercisable throughout such period, the specific date or dates on which they will be exercisable;
     (12) if applicable, that any Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the respective

Depositaries for such Global Securities, the form of any legend or legends which shall be borne by any such Global Security in addition to or in lieu of that set forth in Section 206, any addition to, elimination of or other change in the circumstances set forth in Clause (2) of the last paragraph of Section 305 in which any such Global Security may be exchanged in whole or in part for Securities registered, and any transfer of such Global Security in whole or in part may be registered, in the name or names of Persons other than the Depositary for such Global Security or a nominee thereof and any other provisions governing exchanges or transfers or any such Global Security;
     (13) any warrant agent, Depositaries, Paying Agents, transfer agents or registrars or any determination agents, Calculation Agents or other agents with respect to Securities of the series;
     (14) whether the Securities of the series will be issued separately or together as a unit (a “Unit”) with one or more other securities of the Company or any other person and, if the Securities of the series are to be issued as components of Units, whether and on what terms the Securities of the series may be separated from the other components of such Units prior to the Expiration Date of such Securities;
     (15) the denominations in which any Securities of the series shall be issuable;
     (16) the Place of Payment with respect to Securities of the series, if other than the Corporate Trust Office;
     (17) any addition to, deletion from or other change in the covenants set forth in Article Ten which applies to Securities of the series;
     (18) any provisions necessary to permit or facilitate the issuance, payment or exercise of any Securities of the series that may be exercised for Warrant Property, whether in addition to or in lieu of, any payment of money or delivery of other property and whether at the option of the Company or otherwise;
     (19) any addition to, deletion from or other change in the Events of Default which applies to Securities of the series, including making Events of Default inapplicable or changing the remedies available to Holders of the Securities of the series upon an Event of Default; and

     (20) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by Section 901(5)).
     All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 303) set forth, or determined in the manner provided, in the Officers’ Certificate referred to above or in any such indenture supplemental hereto. All Securities of any one series need not be issued at one time and, unless otherwise provided in or pursuant to the Board Resolution referred to above and (subject to Section 303) set forth or determined in the manner provided, in the Officers’ Certificate referred to above or in any such indenture supplemental hereto with respect to a series of Securities, additional Securities of a series may be issued, at the option of the Company, without the consent of any Holder, at any time and from time to time.
     If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers’ Certificate setting forth the terms of the series.
     The Securities are unsecured contractual obligations of the Company and shall rank pari passu with the Company’s other unsecured contractual obligations and with the Company’s unsecured and unsubordinated debt except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 303) set forth, or determined in the manner provided, in the Officers’ Certificate referred to above or in any such indenture supplemental hereto.
     Until duly and properly exercised, no Call Warrant shall entitle the Holder or any beneficial owner thereof to any of the rights of a holder or beneficial owner of Warrant Property, including the right to receive the payment or any dividends on, principal of, or premium or interest on Warrant Property or to vote or to enforce any rights under any documents governing Warrant Property.
Section 302. Denominations.
     The Securities of each series shall be issuable only in registered form without coupons and only in such denominations as shall be specified as contemplated by Section 301. In the absence of any such specified denomination with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of 100 Warrants and any integral multiple thereof.

Section 303. Execution, Authentication, Delivery and Dating.
     The Securities and the Guarantee to be endorsed thereon shall be executed (i) on behalf of the Company, by its Chairman, one of its Vice Chairmen, its President, its Treasurer or one of its Vice Presidents and attested by its Secretary or one of its Assistant Secretaries and (ii) on behalf of the Guarantor, by its President or one of its Vice Presidents and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities or the Guarantee may be manual or facsimile.
     Securities or a Guarantee bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company or the Guarantor shall bind the Company or the Guarantor, as the case may be, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.
     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company and having the Guarantee endorsed thereon, to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. If the form or terms of the Securities of the series have been established by or pursuant to one or more Board Resolutions as permitted by Sections 201 and 301, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating,
     (1) if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 201, that such form has been established in conformity with the provisions of this Indenture;
     (2) if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 301, that such terms have been established in conformity with the provisions of this Indenture; and
     (3) that such Securities and the Guarantee, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company and the Guarantor, as the case may be, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.
If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee’s own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.
     Notwithstanding the provisions of Section 301 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, including in the event that the size of a series of Outstanding Securities is increased as contemplated by Section 301, it shall not be necessary to deliver the Officers’ Certificate otherwise required pursuant to Section 301 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.
     Each Security shall be dated the date of its authentication.
     No Security or Guarantee endorsed thereon shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security and the Guarantee endorsed thereon have been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309, for all purposes of this Indenture such Security and the Guarantee endorsed thereon shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.
Section 304. Temporary Securities.
     Pending the preparation of definitive Securities of any series, the Company may execute and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and having endorsed thereon the Guarantee substantially of the tenor of the definitive Guarantee in lieu of which it is issued duly executed by the Guarantor and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities or Guarantee may determine, as evidenced by their execution of such Securities or Guarantee, as the case may be.
     If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Securities of the same series, of any authorized denominations and of like tenor and of a like aggregate number of Securities and having endorsed thereon the Guarantee executed by the Guarantor. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor.
Section 305. Registration, Registration of Transfer and Exchange.
     The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the “Security Register”) in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed “Security Registrar” for the purpose of registering Securities and transfers of Securities as herein provided.
     Upon surrender for registration of transfer of any Security of a series at the office or agency of the Company in a Place of Payment for that series, the Company shall execute and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of like tenor and aggregate number of Securities.
     At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of like tenor and aggregate number of Securities and having endorsed thereon the Guarantee executed by the Guarantor, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive and having endorsed thereon the Guarantee executed by the Guarantor.

     All Securities and the Guarantee endorsed thereon issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company and the Guarantor, respectively, evidencing the same contractual obligation, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange and the Guarantee thereof.
     Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.
     No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer.
     If the Securities of any series are to be redeemed in part, the Company shall not be required (A) to issue, register the transfer of or exchange any Securities of that series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of any such Securities selected for redemption under Section 1103 and ending at the close of business on the day of such mailing or during such period as otherwise specified as contemplated by Section 301 for such Securities, or (B) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.
     The provisions of Clauses (1), (2), (3) and (4) below shall apply only to Global Securities:
     (1) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.
     (2) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (A) such Depositary has notified the Company that it is unwilling or unable or no longer permitted under applicable law to continue as Depositary for such Global Security, (B) there shall have occurred and be continuing an Event of Default with respect to such Global

Security, (C) the Company so directs the Trustee by a Company Order or (D) there shall exist such circumstances, if any, in addition to or in lieu of the foregoing as have been specified for this purpose as contemplated by Section 301.
     (3) Subject to Clause (2) above, any exchange of a Global Security for other Securities may be made in whole or in part, and all Securities issued in exchange for a Global Security or any portion thereof shall be registered in such names as the Depositary for such Global Security shall direct.
     (4) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Section, Section 304, 306, 906 or 1107 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.
     In the event that upon any exercise of Securities evidenced by a certificate the number of Securities exercised shall be less than the total number of Securities evidenced by such certificate, there shall be issued to the Holder thereof or his assignee a new certificate evidencing the number of Securities of the same series and of like tenor not exercised, provided that in the case of Securities evidenced by one or more Global Securities, in lieu of issuing such new certificate the Trustee shall note the cancellation of such exercised Securities and the number of such Securities not exercised and remaining Outstanding by notation on such Global Security(ies).
Section 306. Mutilated, Destroyed, Lost and Stolen Securities.
     If any mutilated Security is surrendered to the Trustee, the Company shall execute, and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and number of Securities having the Guarantee endorsed thereon and bearing a number not contemporaneously outstanding.
     If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and number of Securities having the Guarantee endorsed thereon and bearing a number not contemporaneously outstanding.

     In case any such mutilated, destroyed, lost or stolen Security has been or is about to be exercised or deemed to be exercised, the Company in its discretion may, instead of issuing a new Security, direct the Trustee to treat the same as if it had received the Security together with an irrevocable notice in proper form in respect thereof.
     Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.
     Every new Security of any series issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security, and the Guarantee endorsed thereon, shall constitute an original additional contractual obligation of the Company and the Guarantor, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.
     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.
Section 307. Persons Deemed Owners.
     Prior to due presentment of a Security for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment or delivery of any money or Warrant Property payable or deliverable with respect to such Security, exercising such Security and for all other purposes whatsoever, whether or not such payment or delivery with respect to such Security be overdue, and none of the Company, the Guarantor, the Trustee or any agent of the Company, the Guarantor or the Trustee shall be affected by notice to the contrary.
     Notwithstanding the foregoing, with respect to any Global Security, nothing herein shall prevent the Company, the Guarantor, the Trustee, or any agent of the Company or Trustee, from giving effect to any written certification, proxy, or other authorization furnished by a Depositary or impair, as between a Depositary and holders of beneficial interests in any Global Security, the operation of the Applicable Procedures.

Section 308. Cancellation.
     All Securities surrendered for exercise, redemption or registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company or the Guarantor may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company or the Guarantor may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of in accordance with its customary procedures.
Section 309. Calculation Agent.
     Pursuant to Section 301, the Company may, in connection with any series of Securities, appoint a Calculation Agent to make any calculations as may be required pursuant to the terms of such series of Securities. Any such Calculation Agent shall act as an independent expert, and the Company may provide that the Calculation Agent’s calculations and determinations under this Indenture shall, absent manifest error, be final and binding on the Company, the Trustee and the Holders of the Securities of such series.
Section 310. CUSIP Numbers.
     The Company in issuing any series of the Securities may use CUSIP numbers, if then generally in use, and thereafter with respect to such series, the Trustee may use such numbers in any notice of redemption with respect to such series, provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities of that series or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities of that series, and any such redemption shall not be affected by any defect in or omission of such numbers.

ARTICLE FOUR
Satisfaction and Discharge
Section 401. Satisfaction and Discharge of Indenture.
     This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when
     (1) either
     (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been mutilated, destroyed, lost or stolen and which have been replaced, paid or settled as provided in Section 306 and (ii) Securities for whose payment or settlement money or Warrant Property has theretofore been deposited in trust or segregated and held in trust by the Company or the Guarantor and thereafter repaid or redelivered to the Company or the Guarantor, as the case may be, or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or
     (B) all such Securities not theretofore delivered to the Trustee for cancellation
     (i) have been exercised,
     (ii) will be automatically exercised at their Expiration Date within one year, or
       (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company or the Guarantor in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds or trust property in trust for the purpose, money or Warrant Property in an amount sufficient to pay and discharge the entire contractual obligation on such Securities not theretofore delivered to the Trustee for cancellation, for all amounts of money or Warrant Property due with respect to such Securities to the date of such deposit or the Payment or Settlement Date or Redemption Date of such Securities, as the case may be;
     (2) the Company or the Guarantor has paid or caused to be paid all other sums payable hereunder by the Company; and
     (3) the Company has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.
     Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607 and, if money or Warrant Property shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive such satisfaction and discharge.
Section 402. Application of Trust Money and Warrant Property.
     Subject to the provisions of the last paragraph of Section 1003, all money and Warrant Property deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment or delivery, either directly or through any Paying Agent (including the Company or the Guarantor acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of all amounts of money or Warrant Property due with respect to such Securities for whose payment or settlement such money or Warrant Property has been deposited with the Trustee.
ARTICLE FIVE
Remedies
Section 501. Events of Default.
     Except as otherwise specified as contemplated by Section 301 for Securities of any series or the Guarantee thereof, “Event of Default”, wherever used herein with respect to any Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

     (1) Default by the Company or Guarantor in the payment or delivery of any money or Warrant Property in respect of such Security (but not such a default in respect of any other Security of that or any other series) in accordance with its terms and continuance of such default for a period of five days; or
     (2) default in the performance, or breach, of any covenant or warranty of the Company or the Guarantor in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of a Security or Securities other than such Security), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company or the Guarantor, as the case may be, by the Trustee or to the Company or the Guarantor, as the case may be, and the Trustee by the Holders of at least 25% in number of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder; or
     (3) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or the Guarantor in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company or the Guarantor bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or the Guarantor under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or the Guarantor or of any substantial part of their respective property, or ordering the winding up or liquidation of their affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or
     (4) the commencement by the Company or the Guarantor of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company or the Guarantor in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or the Guarantor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or the Guarantor in furtherance of any such action; or
     (5) any other Event of Default provided with respect to such Security or Securities of that series.
     Notwithstanding any other provision of this Indenture or of any Security, a failure by the Company to perform any obligation or otherwise observe any covenant in any Security or in this Indenture insofar as it applies to any Security shall not constitute a default unless all conditions precedent to the Company’s obligation to be satisfied by the Holder of such Security shall have been satisfied.
Section 502. Collection of Amounts Due and Suits for Enforcement by Trustee.
     The Company covenants that if default is made by the Company in the payment or delivery of any money or Warrant Property in respect of any Security in accordance with its terms, upon satisfaction by the Holder thereof of all conditions precedent to the Company’s obligations to make such payment or delivery to be satisfied by such Holder, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holder of such Security, the whole amount of money or Warrant Property then due and payable on such Security and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.
     If an Event of Default with respect to any Security occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holder of such Security by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.
Section 503. Trustee May File Proofs of Claim.
     In case of any judicial proceeding relative to the Company or the Guarantor or any other obligor upon the Securities, its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys, Warrant Property or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.
     No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors’ or other similar committee.
Section 504. Trustee May Enforce Claims Without Possession of Securities.
     All rights of action and claims under this Indenture or the Securities or the Guarantee may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.
Section 505. Application of Money Collected.
     Any money or Warrant Property collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money or Warrant Property on account of amounts when due with respect to the Securities, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:
     First: To the payment of all amounts due the Trustee under Section 607;
     Second: To the payment of the amounts then due and unpaid on the Securities in respect of which or for the benefit of which such money or Warrant Property has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities; and
     Third: To the Company.
Section 506. Limitation on Suits.
     No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless
     (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;
     (2) the Holders of not less than 25% in number of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;
     (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;
     (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and
     (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in number of the Outstanding Securities of that series;
it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

Section 507. Unconditional Right of Holders to Receive Money or Warrant Property Due with Respect to Securities and to Exercise.
     Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive, upon satisfaction by such Holder of all conditions precedent, payment or delivery of the money or Warrant Property due with respect to such Security on the Payment or Settlement Date (or, in the case of redemption or repayment, on the Redemption Date or date for repayment, as the case may be) of such Security and to exercise such Security in accordance with its terms and to institute suit for the enforcement of any such payment, or delivery, and such right to exercise and such rights shall not be impaired without the consent of such Holder.
Section 508. Restoration of Rights and Remedies.
     If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.
Section 509. Rights and Remedies Cumulative.
     Except as otherwise provided with respect to the replacement or payment or settlement of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.
Section 510. Delay or Omission Not Waiver.
     No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

Section 511. Control by Holders.
     The Holders of a majority in number of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that
     (1) such direction shall not be in conflict with any rule of law or with this Indenture, and
     (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.
Section 512. Waiver of Past Defaults.
     Subject to the provisions of the next following paragraph, the Holders of not less than a majority in number of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default by the Company hereunder with respect to such series and its consequences, except a default
     (1) in the payment or delivery of the money or Warrant Property due on any Security of such series or in respect of any Holder’s right to exercise any Security, or
     (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.
     If any default referred to in the preceding paragraph affects fewer than all the Outstanding Securities of a series, then to the extent not inconsistent with the Trust Indenture Act, any waiver with respect to any such default and its consequences may be given by the Holders of not less than a majority in number of the Outstanding Securities of such series affected by such default on behalf of the Holders of all the affected Securities of such series.
     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 513. Undertaking for Costs.
     In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess reasonable costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company.
Section 514. Waiver of Stay or Extension Laws.
     Each of the Company and the Guarantor covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and each of the Company and the Guarantor (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.
ARTICLE SIX
The Trustee
Section 601. Certain Duties and Responsibilities.
     The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

Section 602. Notice of Defaults.
     If a default occurs hereunder with respect to Securities of any series, the Trustee shall give the Holders of Securities of such series notice of such default as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in Section 501(2) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term “default” means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.
Section 603. Certain Rights of Trustee.
     Subject to the provisions of Section 601:
     (1) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, warrant or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;
     (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order, and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;
     (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officers’ Certificate;
     (4) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;
     (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;
     (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, warrant or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;
     (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and
     (8) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder.
Section 604. Not Responsible for Recitals or Issuance of Securities.
     The recitals contained herein and in the Securities, except the Trustee’s certificates of authentication, shall be taken as the statements of the Company and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or the Guarantee. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.
Section 605. May Hold Securities.
     The Trustee, any Paying Agent, any Security Registrar, any Calculation Agent or any other agent of the Company or Guarantor, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company and the Guarantor with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar, any Calculation Agent or such other agent.

Section 606. Money or Warrant Property Held in Trust.
     Money or Warrant Property held by the Trustee in trust hereunder need not be segregated from other funds, securities or other property except to the extent required by law. The Trustee shall be under no liability for interest on any money or Warrant Property received by it hereunder except as otherwise agreed with the Company or the Guarantor, as the case may be.
Section 607. Compensation and Reimbursement.
     The Company and, failing which, after reasonable demand, the Guarantor agree
     (1) to pay to the Trustee from time to time such compensation as shall be agreed in writing between the Company and the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);
     (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the reasonable expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and
     (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.
     When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(3) or Section 501(4), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or sate bankruptcy, insolvency or other similar law.
     The provisions of this Section shall survive the termination of this Indenture and the resignation or removal of the Trustee.

Section 608. Conflicting Interests.
     If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by such Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under this Indenture with respect to Securities of more than one series or a trustee under the Indenture, dated as of April 15, 1983, as supplemented by the First Supplemental Indenture, dated as of September 9, 1986, between the Guarantor and the Trustee; the Indenture, dated as of July 15, 1989, as supplemented by the First Supplemental Indenture, dated as of May 15, 2003, between the Company and the Trustee; the Indenture, dated as of October 12, 2006, as supplemented by the First Supplemental Indenture, dated as of December 19, 2006, the Second Supplemental Indenture, dated as of January 18, 2007, the Third Supplemental Indenture, dated as of March 23, 2007, and the Fourth Supplemental Indenture, dated as of April 18, 2007, between the Guarantor and the Trustee, and the Junior Subordinated Debt Indenture, dated as of March 13, 2007, as supplemented by the First Supplemental Indenture, dated as of March 13, 2007,, the Second Supplemental Indenture, dated as of March 15, 2007, the Third Supplemental Indenture, dated as of March 15, 2007, and the Fourth Supplemental Indenture, dated as of June 7, 2007, between the Guarantor and the Trustee, as amended or supplemented.
Section 609. Corporate Trustee Required; Eligibility.
     There shall at all times be one (and only one) Trustee hereunder with respect to the Securities of each series, which may be Trustee hereunder for Securities of one or more other series. Each Trustee shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000 and has its Corporate Trust Office in the Borough of Manhattan, The City of New York. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section and to the extent permitted by the Trust Indenture Act, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee with respect to the Securities of any series shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 610. Resignation and Removal; Appointment of Successor.
     No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.
     The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee, at the expense of the Company, may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.
     The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in number of the Outstanding Securities of such series, delivered to the Trustee and to the Company. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the Trustee being removed, at the expense of the Company, may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.
     If at any time:
     (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or
     (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or
     (3) the Trustee shall become incapable of acting or shall be adjudged bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (B) subject to Section 513, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

     If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in number of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.
     The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section 106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.
Section 611. Acceptance of Appointment by Successor.
     In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all money, Warrant Property and other property held by such retiring Trustee hereunder.

     In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all money, Warrant Property and other property held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.
     Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.
     No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.
Section 612. Merger, Conversion, Consolidation or Succession to Business.
     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion, consolidation or sale to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.
Section 613. Preferential Collection of Claims Against Company.
     If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).
ARTICLE SEVEN
Holders’ Lists and Reports by Trustee and Company
Section 701. Company to Furnish Trustee Names and Addresses of Holders.
     The Company will furnish or cause to be furnished to the Trustee
     (1) semi-annually, not later than March 31 and September 30 in each year a list, each in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of such series as of the preceding March 16 or September 15; and
     (2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;
excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.
Section 702. Preservation of Information; Communications to Holders.
     The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

     The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.
     Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.
Section 703. Reports by Trustee.
     The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.
     A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange.
Section 704. Reports by Company.
     The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act.
     Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to conclusively rely exclusively on Officers’ Certificates).
ARTICLE EIGHT
Consolidation, Merger, Conveyance, Transfer or Lease
Section 801. Company and Guarantor May Consolidate, Etc., Only on Certain Terms.
     Neither the Company nor the Guarantor shall consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person unless:

     (1) in case the Company or the Guarantor shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company or the Guarantor is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company or the Guarantor substantially as an entirety shall be a corporation, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment or delivery of, in the case of the Company, money or Warrant Property payable or deliverable by the Company with respect to all the Securities in accordance with their terms and, in the case of the Guarantor, all obligations under the Guarantee, and the performance or observance of every covenant of this Indenture on the part of the Company or the Guarantor, as the case may be, to be performed or observed.
     (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and
     (3) the Company or the Guarantor, as the case may be, has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.
Section 802. Successor Substituted.
     Upon any consolidation of the Company or the Guarantor with, or merger of the Company or the Guarantor into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company or the Guarantor substantially as an entirety in accordance with Section 801, the successor Person formed by such consolidation or into which the Company or the Guarantor is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company or the Guarantor, as the case may be, under this Indenture with the same effect as if such successor Person had been named as the Company or the Guarantor, as the case may be, herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities or the Guarantee, as the case may be.

ARTICLE NINE
Supplemental Indentures
Section 901. Supplemental Indentures Without Consent of Holders.
     Without the consent of any Holders, the Company, when authorized by a Board Resolution, the Guarantor, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:
     (1) to evidence the succession of another Person to the Company or the Guarantor and the assumption by any such successor of the covenants of the Company or the Guarantor herein and in the Securities or the Guarantee; or
     (2) to add to the covenants of the Company or the Guarantor for the benefit of some or all of the Holders of all or any series of Securities or of particular Securities within a series as may be specified in the Board Resolutions (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series or such particular Securities) or to surrender any right or power herein conferred upon the Company; or
     (3) to add any additional Events of Default for the benefit of some or all of the Holders of all or any series of Securities or of particular Securities within a series as may be specified in the Board Resolutions (and if such additional Events of Default are to be for the benefit of less than all series of Securities, stating that such additional Events of Default are expressly being included solely for the benefit of such series or such particular Securities); or
     (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable, or to permit or facilitate the issuance of Securities in uncertificated form; or
     (5) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that any such addition, change or elimination (A) shall neither (i) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor

(ii) modify the rights of the Holder of any such Security with respect to such provision or (B) shall become effective only when there is no Security described in clause (i) Outstanding; or
     (6) to secure the Securities; or
     (7) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or
     (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611;
     (9) to add to or change any of the provisions of this Indenture with respect to any Securities that by their terms may be exercised for Warrant Property, in order to permit or facilitate the issuance, payment, settlement or exercise of such Securities; or
     (10) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this Clause (10) shall not adversely affect the interests of the Holders of Securities of any series in any material respect.
Section 902. Supplemental Indentures With Consent of Holders.
     With the consent of the Holders of not less than a majority in number of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, the Guarantor, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that if the Board Resolutions and supplemental indenture shall expressly provide that any provisions to be changed or eliminated shall apply to fewer than all the Outstanding Securities hereunder or under a particular series under this Indenture, then, to the extent not inconsistent with the Trust Indenture Act, any such consent may be given by Holders of not less than a majority in principal amount of the Outstanding Securities hereunder or under such series to which such change or elimination shall apply; provided, further, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby (whether or not such affected Securities comprise all Securities under this Indenture or under a particular series),
     (1) change the terms of any Security with respect to the Expiration Date, Payment or Settlement Date or exercise price thereof, or reduce the amount of money or reduce the amount or change the kind of Warrant Property payable or deliverable by the Company upon the exercise thereof or any premium payable upon the redemption thereof, or change any Place of Payment where, or the coin or currency in which, any Security or any money payable or deliverable upon the exercise thereof is payable, or permit the Company to redeem any Security if, absent such supplemental indenture, the Company would not be permitted to do so, or impair the right to institute suit for the enforcement of any such payment or delivery on or after the Payment or Settlement Date (or, in the case or redemption, on or after the Redemption Date) thereof, or impair the Holder’s right to exercise such Security on the terms provided therein; or
     (2) if any Security provides that the Holder may require the Company to repurchase such Security, impair such Holder’s right to require repurchase of such Security on the terms provided therein; or
     (3) reduce the percentage in number of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture; or
     (4) modify any of the provisions of this Section, Section 512 or Section 1006, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to “the Trustee” and concomitant changes in this Section and Section 1006, or the deletion of this proviso, in accordance with the requirements of Sections 611 and 901(8).
     A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more identified series of Securities or particular Securities within an identified series of Securities, or which modifies the rights of the Holders of Securities of such series, or Holder of particular Securities within a series with respect to such covenant or other provision, shall be deemed to affect only the rights under this Indenture of the Holders of Securities of the identified series or of particular Securities within the identified series, and shall be deemed not to affect the rights under this Indenture of the Holders of any other Securities.
     It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.
     After a supplemental indenture under this Section 902 becomes effective, the Company shall mail to the Trustee a notice briefly describing such supplemental indenture or a copy of such supplemental indenture and the Trustee shall mail such notice or supplemental indenture to Holders affected thereby. Any failure of the Company to mail such notice, or any defect therein, or any failure of the Company to mail such supplemental indenture, shall not in any way impair or affect the validity of any such supplemental indenture.
Section 903. Execution of Supplemental Indentures.
     In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise.
Section 904. Effect of Supplemental Indentures.
     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.
Section 905. Conformity with Trust Indenture Act.
     Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

Section 906. Reference in Securities to Supplemental Indentures.
     Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company and the Guarantor shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company and the Guarantor, to any such supplemental indenture may be prepared and executed by the Company, the Guarantee endorsed thereon may be executed by the Guarantor and such Securities may be authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.
ARTICLE TEN
Covenants
Section 1001. Payment or Delivery of Money or Warrant Property.
     The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay or deliver the money or Warrant Property payable or deliverable by the Company with respect to the Securities of that series in accordance with the terms of the Securities and this Indenture upon satisfaction by the Holders of all conditions precedent to that payment or delivery.
Section 1002. Maintenance of Office or Agency.
     The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange, where Securities of that series may be surrendered upon exercise, and where notices and demands to or upon the Company or the Guarantor in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and each of the Company and the Guarantor hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.
     The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.
Section 1003. Money and Warrant Property for Payments and Deliveries to be Held in Trust.
     If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before the Payment or Settlement Date of the Securities of that series, but in the event that the Securities may be settled by means of cashless exercise, in no event prior to delivery by the holder of the money or Warrant Property contemplated to exercise such Securities, segregate and hold in trust for the benefit of the Persons entitled thereto money or Warrant Property sufficient to pay or deliver the money or Warrant Property becoming due on such date until such sums or property shall be paid or delivered to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.
     Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, on or before the Payment or Settlement Date on any Securities of that series, deposit with a Paying Agent money or Warrant Property sufficient to pay or deliver the money or Warrant Property becoming due with respect to such Securities on such date, such money or Warrant Property to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.
     The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (1) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (2) during the continuance of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series, upon the written request of the Trustee, forthwith pay to the Trustee all money or Warrant Property held in trust by such Paying Agent for payment in respect of the Securities of that series.
     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay or deliver, or by Company Order direct any Paying Agent to pay or deliver, to the Trustee all money or Warrant Property held in trust by the Company or such Paying Agent, such money or Warrant Property to be held by the Trustee upon the same trusts as those upon which such money or Warrant Property were held by the Company or such Paying Agent; and, upon such payment or delivery by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money or Warrant Property.
     Any money or Warrant Property deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment or delivery of the amounts due on any Security of any series in accordance with its terms and remaining unclaimed for two years after such amounts have become due and payable or deliverable shall be paid or delivered to the Company by the Trustee or such Paying Agent on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money or property, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money or Warrant Property remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid or redelivered to the Company.
Section 1004. Statement by Officers as to Default.
     The Company and the Guarantor will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers’ Certificate, stating whether or not to the best knowledge of the signers thereof the Company or the Guarantor, as the case may be, is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company or the Guarantor, as the case may be, shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.
Section 1005. Existence.
     Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.
Section 1006. Waiver of Certain Covenants.
     Subject to the provisions of the following paragraph and except as otherwise specified as contemplated by Section 301 for Securities of such series, the Company and the Guarantor may, with respect to the Securities of any series, omit in any particular instance to comply with any term, provision or condition set forth in any covenant provided pursuant to Section 301(17), 901(2) or 901(7) for the benefit of the Holders of such series or in Section 1005, if before the time for such compliance the Holders of at least a majority in number of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the Guarantor and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.
     If any term, provision or condition set forth in any covenant referred to in the preceding paragraph affects fewer than all the Outstanding Securities of a series, then to the extent not inconsistent with the Trust Indenture Act, any waiver with respect to any such term, condition or provision may be given by the Holders of at least a majority in number of the Outstanding Securities of such series affected by such term, condition or provision on behalf of the Holders of all the affected Securities of such series.
ARTICLE ELEVEN
Redemption of Securities
Section 1101. Applicability of Article.
     Securities of any series which are redeemable before their Expiration Date shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for such Securities) in accordance with this Article.
Section 1102. Election to Redeem; Notice to Trustee.
     The election of the Company to redeem any Securities shall be evidenced by a Board Resolution or in another manner specified as contemplated by Section 301 for such Securities. In case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, within the period specified in or pursuant to the Board Resolution establishing the term of the Securities to be redeemed or, if no such period is specified at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, and of the number of Securities of such series to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers’ Certificate evidencing compliance with such restriction.

Section 1103. Selection by Trustee of Securities to Be Redeemed.
     If less than all the Securities of any series are to be redeemed (unless all the Securities of such series are to be redeemed or unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected within the period specified in or pursuant to the Board Resolution establishing the term of the Securities to be redeemed or, if no such period is specified not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate, provided that the unredeemed portion of any Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security. If less than all the Securities of such series are to be redeemed (unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption in accordance with the preceding sentence.
     If any Security selected for partial redemption is exercised in part before termination of the exercise right with respect to the portion of the Security so selected, the exercised portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities which have been exercised during a selection of Securities to be redeemed shall be treated by the Trustee as Outstanding for the purpose of such selection.
     The Trustee shall promptly notify the Company in writing of the Securities selected for redemption as aforesaid and, in case of any Securities selected for partial redemption as aforesaid, the amount thereof to be redeemed.
     The provisions of the two preceding paragraphs shall not apply with respect to any redemption affecting only a single Security, whether such Security is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed portion of the Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.
     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of such Securities which has been or is to be redeemed.
Section 1104. Notice of Redemption.
     Unless otherwise specified as contemplated by Section 301, notice of redemption shall be given by first-class mail, postage prepaid, mailed within the period specified in or pursuant to the Board

Resolution establishing the terms of the Securities to be redeemed or, if no such period is specified, not less than 30 days nor more than 60 days prior to the Redemption Date to each Holder of Securities to be redeemed, at his address appearing in the Security Register.
     All notices of redemption shall identify the securities to be redeemed and shall state:
     (1) the Redemption Date;
     (2) the Redemption Price;
     (3) if less than all the Outstanding Securities of any series consisting of more than a single Security are to be redeemed, the identification (and, in the case of partial redemption of any such Securities, the amounts) of the particular Securities to be redeemed and, if less than all the Outstanding Securities of any series consisting of a single Security are to be redeemed, the amount of the particular Security to be redeemed;
     (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed;
     (5) the place or places where each such Security is to be surrendered for payment of the Redemption Price;
     (6) if applicable, the terms of exercise, the date on which the right to exercise the Security to be redeemed will terminate and the place or place where such Securities may be surrendered for exercise; and
     (7) if applicable, the CUSIP numbers of the Securities to be redeemed.
     Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company’s request, by the Trustee in the name and at the expense of the Company and, unless otherwise specified or contemplated by Section 301, shall be irrevocable.
Section 1105. Deposit of Redemption Price.
     On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money or Warrant Property sufficient to pay the Redemption Price of all the Securities which are to be redeemed on that date, other than any Securities called for redemption on that date which have been exercised prior to the date of such deposit.

     If any Security called for redemption is exercised, any money deposited with the Trustee or with any Paying Agent or so segregated and held in trust for the redemption of such Security shall be paid to the Company upon Company Request or, if then held by the Company, shall be discharged from such trust.
Section 1106. Securities Payable on Redemption Date.
     Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price.
Section 1107. Securities Redeemed in Part.
     Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor with the Guarantee endorsed thereon, of any authorized denomination as requested by such Holder, in number equal to and in exchange for the unredeemed portion of the Security so surrendered.
ARTICLE TWELVE
Guarantee of Securities
Section 1201. Guarantee.
     The Guarantor unconditionally guarantees to the Trustee and each Holder of the Securities, the prompt payment when due of all present and future payment obligations of the Company to the Holder arising out of the Securities, including any judgments entered by a court with respect to such Securities (for the purposes of this Section 1201, the “Obligations”).
     The Guarantor’s obligations with respect to any Obligation shall not be affected by the existence, validity, enforceability, perfection or extent of any collateral therefor or by any other circumstance relating to the Obligations that might otherwise constitute a legal or equitable discharge of or defense to the Guarantor not available to the Company. The Guarantor agrees that the Holder may resort to the Guarantor for payment of any of the Obligations whether or not the Holder shall have resorted to any collateral therefor or shall have proceeded against the Company or any other obligor principally or secondarily obligated with respect to any of the Obligations. The Holder shall not be obligated to file any claim relating to the Obligations in the event that the Company becomes subject to a bankruptcy, reorganization or similar proceeding, and the failure of the Holder to so file shall not affect the Guarantor’s obligations hereunder. In the event that any payment to the Holder in respect of any Obligations is rescinded or must otherwise be returned for any reason whatsoever, the Guarantor shall remain liable hereunder with respect to such Obligations as if such payment had not been made. The Guarantor reserves the right to (a) set-off against any payment owing hereunder any amounts owing by the Holder to the Company and (b) assert defenses which the Company may have to payment of any Obligations other than defenses arising from the bankruptcy or insolvency of the Company and other defenses expressly waived hereby.
     The Guarantor agrees that the Holder may at any time and from time to time, either before or after the maturity thereof, without notice to or further consent of the Guarantor, extend the time of payment of, exchange or surrender any collateral for, or renew any of the Obligations, and may also make any agreement with the Company or with any other party to or person liable on any of the Obligations or interested therein, for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between the Holder and the Company or any such other party or person without in any way impairing or affecting this Guarantee. The Guarantor waives notice of the acceptance of this Guarantee and of the Obligations, presentment, demand for payment, notice of dishonor and protest.
     The Guarantor agrees to pay on demand all fees and out of pocket expenses (including the reasonable fees and expenses of the Holder’s counsel) in any way relating to the enforcement or protection of the rights of the Holder hereunder; provided, that the Guarantor shall not be liable for any expenses of the Holder if no payment under this Guarantee is due.
     Upon payment of any of the Obligations, the Guarantor shall be subrogated to the rights of the Holder against the Company with respect to such Obligations, and the Holder agrees to take at the Guarantor’s expense such steps as the Guarantor may reasonably request to implement such subrogation.
     This Guarantee is absolute and unconditional and shall remain in full force and effect and be binding upon the Guarantor, its successors and assigns until all of the Obligations have been satisfied in full. If any of the present or future Obligations are guaranteed by persons, partnerships or corporations in addition to the Guarantor, the death, release or discharge, in whole or in part, or the bankruptcy, liquidation or dissolution of one or more of them shall not discharge or affect the liabilities of the Guarantor under this Guarantee.

     No failure on the part of the Holder to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Holder of any right, remedy or power hereunder preclude any other or future exercise of any right, remedy or power. Each and every right, remedy and power hereby granted to the Holder or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by the Holder at any time or from time to time.
     The Guarantor waives notice of the acceptance of this Guarantee, presentment to or demand of payment from anyone whomsoever liable upon any of the Obligations, notice of dishonor, protest, notice of any sale of collateral security and all other notices whatsoever.
Section 1202. Execution of Guarantee.
To evidence its guarantee to the Holders specified in Section 1401, the Guarantor hereby agrees to execute the Guarantee in substantially the form set forth in Section 205 to be endorsed on each Security authenticated and delivered by the Trustee. The Guarantor hereby agrees that its Guarantee shall remain in full force and effect notwithstanding any failure to endorse on each Security such Guarantee. Each such Guarantee shall be signed on behalf of the Guarantor, by any two Authorized Officers, prior to the authentication of the Security on which it is endorsed, and the delivery of such Security by the Trustee, after the due authentication thereof by the Trustee hereunder, shall constitute due delivery of the Guarantee on behalf of the Guarantor. Any such signature upon the Guarantee may be a manual or facsimile signature of any present, past or future such Authorized Officer and may be imprinted or otherwise reproduced below the Guarantee, and in case any such Authorized Officer who shall have signed the Guarantee shall cease to be such Authorized Officer before the Security on which such Guarantor is endorsed shall have been authenticated and delivered by the Trustee or disposed of by the Company, such Security nevertheless may be authenticated and delivered or disposed of as though the person who signed the Guarantee had not ceased to be such Authorized Officer of the Guarantor.

     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.
     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

AIG PROGRAM FUNDING, INC.
By

AMERICAN INTERNATIONAL GROUP, INC. as Guarantor
By

THE BANK OF NEW YORK
By